BLACKROCK FUNDS II

BlackRock Core Bond Portfolio

Investor A, Investor B, Investor C, Institutional and Class R Shares

(the “Core Bond Fund”)

BlackRock Low Duration Bond Portfolio

Investor A, Investor B and Class R Shares

(the “Low Duration Fund”)

(each, a “Fund” and together, the “Funds”)

Supplement dated October 27, 2014

To the Prospectus dated January 28, 2014

Effective immediately, BlackRock Advisors, LLC (“BlackRock”) has agreed voluntarily to cap certain expenses of Investor A, Investor B, Investor C, Institutional and Class R Shares of the Core Bond Fund and Investor A, Investor B and Class R Shares of the Low Duration Fund. To achieve these expense caps, BlackRock has agreed to waive and/or reimburse fees or expenses if a Fund’s total annual fund operating expenses, excluding certain expenses described in the prospectus, exceed a certain limit. Accordingly, the Fund’s Prospectus is amended as follows:

The table immediately following the eighth paragraph in the section of the Prospectus entitled “Management of the Funds – BlackRock” as it relates solely to the Funds is deleted and replaced with the following:

	Caps on Total Annual Fund Operating Expenses* (excluding Dividend Expense, Interest Expense, Acquired Fund Fees and Expenses and certain other Fund expenses)
	Contractual Caps[1]	Voluntary Caps[2]
Low Duration Fund
Investor A Shares	0.81%	0.79%
Investor B Shares	1.62%	1.54%
Investor C Shares	1.53%	—
Institutional Shares	0.55%	0.45%
Class R Shares	1.65%	1.04%
Core Bond Fund
Investor A Shares	0.89%	0.79%
Investor B Shares	1.73%	1.54%
Investor C Shares	1.66%	1.54%
Institutional Shares	0.56%	0.45%
Class R Shares	1.17%	1.04%

*	As a percentage of average daily net assets.
[1]	The contractual caps are in effect until February 1, 2015. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of the Fund or by a vote of a majority of the outstanding voting securities of the Fund.
[2]	Voluntary waivers or reimbursements may be reduced or discontinued at any time without notice.

Shareholders should retain this Supplement for future reference.

PRO-BD4-1014SUP